UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       June 8, 2001
                                                  -------------------------

                                  HUNTCO INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


     Missouri                       1-13600                    43-1643751
-----------------           ----------------------          --------------
 (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



      14323 S. Outer Forty, Suite 600N, Town & Country, Missouri 63017
   ------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       (314) 878-0155
                                                    -------------------------


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)




Item 2.     Acquisition or Disposition of Assets

On June 8, 2001, Huntco Inc. (the "Company") sold its cold rolling and certain coil pickling operations located in Blytheville, Arkansas to EBF LLC ("EBF"), an affiliate of Enron Industrial Markets LLC and Enron North America Corp. (hereinafter referred to as "Enron"), for total consideration of $17.0 million. As part of the transaction, Huntco will continue to operate its former cold rolling and pickling operations on behalf of EBF on a fee based, cost-plus reimbursement basis. As a part of the agreements, Huntco will be able to continue to procure cold rolled and pickled steel products from the Blytheville location in support of its other steel processing operations.


Item 5.     Other Events

On June 8, 2001, the Company finalized agreements with Enron in conjunction with (a) the extension of a secured $10.0 million term loan to the Company,
(b) the long-term provision of inventory supply and price risk management services from Enron to the Company, and (c) the issuance of a warrant to Enron for the issuance of up to 1.0 million shares of Class A common stock of the Company at an exercise price of $1.45 per share. The Company also obtained necessary consents and waivers to the transactions described in Items 2 and 5 from its senior secured lender, which also included amendment of certain financial covenants applicable to the Company's senior secured revolving credit facility as of June 8, 2001.


Item 7.     Financial Statements and Exhibits

            (b) Pro Forma Financial Information

The following financial information reflects the disposition of the Company's former cold rolling and certain coil pickling assets and reflects pro forma adjustments associated with the disposition of such assets.

The pro forma consolidated statements of operations for the year ended December 31, 2000 and the quarters ended March 31, 2001 and 2000 present the Company's results as if the disposition had occurred as of the beginning of the periods presented. These statements of operations were prepared by adjusting the historical statements of operations to reflect the Company's results as if the former cold rolling and coil pickling operations had not been included in the Company's results, and include the effect of estimated costs and expenses as a result of such disposition.

The pro forma consolidated balance sheet at March 31, 2001 presents the consolidated financial position of the Company assuming the disposition had occurred at that date. Such balance sheet has been prepared by adjusting the historical balance sheet for the effect of change in assets, liabilities and shareholders' equity associated with the disposition.

Pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the disposition been effective on the dates specified nor are they indicative of future results.


                                 HUNTCO INC.
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2001
             (unaudited, in thousands, except per share amounts)

                                     Cold
                                    rolling             Pro-
                                      and              forma
                             As     pickling   Sub-    adjust-     Pro-
                          reported operations  total   ments      Forma
                          --------  --------  -------  ------    -------

Net sales                 $59,469    $11,618  $47,851  $   -      $47,851

Cost of sales              56,794     13,076   43,718      -       43,718
                          -------    -------  -------   ------    -------
Gross profit                2,675     (1,458)   4,133      -        4,133

Selling, general and
 administrative expenses    3,771        851    2,920      263(a)   3,183
                          -------    -------  -------   ------    -------
Income (loss)
 from operations           (1,096)    (2,309)   1,213     (263)       950

Interest, net              (1,943)      (939)  (1,004)    (494)(b) (1,498)
                          -------    -------  -------   ------    -------
Income (loss)
 before income taxes       (3,039)    (3,248)     209     (757)      (548)

Provision for income taxes    -          -        -        -          -
                          -------    -------  -------   ------    -------
Net income (loss)          (3,039)    (3,248)     209     (757)      (548)

Preferred dividends            50         -        50       -          50
                          -------    -------  -------   ------    -------
Net income (loss) for
 common shareholders      $(3,089)   $(3,248) $   159  $  (757)   $  (598)
                          =======    =======  =======  =======    =======

Earnings (loss) per
 common share:
  Basic and diluted         $(.35)              $ .02               $(.07)
                            =====               =====               =====
Weighted average common
 Shares outstanding:
  Basic and diluted         8,942               8,942               8,942
                            =====               =====               =====

(a) to reflect overhead expenses incurred in support of both the cold rolling and pickling operations and the overall business of the Company, which were originally allocated to the disposed operations.

(b) to reflect the amount of interest expense that must be absorbed by the remainder of the Company's operations that was originally allocated to the cold rolling and pickling assets based upon the relative asset values of these operations prior to recording the asset impairment charge of $54,206 in the fourth quarter of 2000. The net reduction in interest charges to the Company was calculated based upon the average interest rates incurred under the Company's credit agreements during the pro-forma time period applied against pro-forma reduced borrowings associated with the net proceeds realized on the June 2001 disposition of the productive assets used in the cold rolling and pickling operations, as well as the reduction in borrowings associated with working capital directly attributed to the operations that were sold.


                                 HUNTCO INC.
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2000
             (unaudited, in thousands, except per share amounts)

                                     Cold
                                    rolling              Pro-
                                      and               forma
                             As     pickling   Sub-     adjust-     Pro-
                          reported operations  total    ments      Forma
                          --------  --------  -------   ------    -------

Net sales                 $85,860    $23,799  $62,061   $  -      $62,061

Cost of sales              77,792     22,203   55,589      -       55,589
                          -------    -------  -------   ------    -------
Gross profit                8,068      1,596    6,472      -        6,472

Selling, general and
 administrative expenses    4,547        986    3,561      351(a)   3,912
                          -------    -------  -------   ------    -------
Income (loss)
 from operations            3,521        610    2,911     (351)     2,560

Interest, net              (2,507)    (1,128)  (1,379)    (398)(b) (1,777)
                          -------    -------  -------   ------    -------
Income (loss)
 before income taxes        1,014       (518)   1,532     (749)       783

Provision for income taxes    390        -        390     (201)(c)    189
                          -------    -------  -------   ------    -------
Net income (loss)             624       (518)   1,142     (548)       594

Preferred dividends            50        -         50      -           50
                          -------    -------  -------   ------    -------
Net income (loss) for
 common shareholders      $   574    $  (518) $ 1,092  $  (548)   $   544
                          =======    =======  =======  =======    =======

Earnings per common share:
  Basic and diluted         $ .06               $ .12              $  .06
                            =====               =====              ======
Weighted average common
 Shares outstanding:
  Basic and diluted         8,942               8,942               8,942
                            =====               =====               =====
(a) to reflect overhead expenses incurred in support of both the cold rolling and pickling operations and the overall business of the Company, which were originally allocated to the disposed operations.

(b) to reflect the amount of interest expense that must be absorbed by the remainder of the Company's operations that was originally allocated to the cold rolling and pickling assets based upon the relative asset values of these operations prior to recording the asset impairment charge of $54,206 in the fourth quarter of 2000. The net reduction in interest charges to the Company was calculated based upon the average interest rates incurred under the Company's credit agreements during the pro-forma time period applied against pro-forma reduced borrowings associated with the net proceeds realized on the June 2001 disposition of the productive assets used in the cold rolling and pickling operations, as well as the reduction in borrowings associated with working capital directly attributed to the operations that were sold.

(c) to reflect the tax effect of both the pre-tax losses from the disposed operations and the pro-forma adjustments at a 37% effective rate.


                                 HUNTCO INC.
               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                    (in thousands, except per share amounts)

                                     Cold
                                    rolling              Pro-
                                      and               forma
                             As     pickling   Sub-     adjust-     Pro-
                          reported operations  total    ments      Forma
                          --------  --------  -------   ------    -------

Net sales                 $286,605  $ 66,847  $219,758   $  -     $219,758

Cost of sales              282,444    73,185   209,259      -      209,259
                           -------   -------   -------   ------    -------
Gross profit                 4,161    (6,338)   10,499      -       10,499

Selling, general and
 administrative expenses    18,439     4,050    14,389    1,343(a)  15,732
Asset impairments           54,206    54,206       -        -          -
                           -------   -------   -------   ------    -------
Loss from operations       (68,484)  (64,594)   (3,890)  (1,343)    (5,233)

Interest, net              (10,039)   (4,389)   (5,650)  (1,634)(b) (7,284)
                           -------   -------   -------   ------    -------
Loss before income taxes   (78,523)  (68,983)   (9,540)  (2,977)   (12,517)

Benefit for income taxes    (1,266)      -      (1,266)     -       (1,266)
                           -------   -------   -------   ------    -------
Net loss                   (77,257)  (68,983)   (8,274)  (2,977)   (11,251)

Preferred dividends            200        -        200      -          200
                           -------   -------   -------   ------    -------
Net loss for
 common shareholders      $(77,457) $(68,983)  $(8,474) $(2,977)  $(11,451)
                           =======   =======   =======   ======     ======
Loss per common share:
  Basic and diluted         $(8.66)              $(.95)             $(1.28)
                            ======               =====              ======
Weighted average common
 Shares outstanding:
  Basic and diluted          8,942               8,942               8,942
                             =====               =====               =====

(a) to reflect overhead expenses incurred in support of both the cold rolling and pickling operations and the overall business of the Company, which were originally allocated to the disposed operations.

(b) to reflect the amount of interest expense that must be absorbed by the remainder of the Company's operations that was originally allocated to the cold rolling and pickling assets based upon the relative asset values of these operations prior to recording the asset impairment charge of $54,206 in the fourth quarter of 2000. The net reduction in interest charges to the Company was calculated based upon the average interest rates incurred under the Company's credit agreements during the pro-forma time period applied against pro-forma reduced borrowings associated with the net proceeds realized on the June 2001 disposition of the productive assets used in the cold rolling and pickling operations, as well as the reduction in borrowings associated with working capital directly attributed to the operations that were sold.



                                 HUNTCO INC.
                    PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 2001
                          (unaudited, in thousands)

                                     Cold
                                    rolling              Pro-
                                      and               forma
                             As     pickling   Sub-     adjust-       Pro-
                          reported operations  total    ments        Forma
                          --------  --------  -------   ------      -------


ASSETS
Current assets:
 Cash                     $  1,408  $   -    $  1,408  $   -        $  1,408
 Accounts
  receivable, net           30,594      -      30,594    (4,322)(a)   26,272
 Inventories                38,486      -      38,486   (10,458)(a)   28,028
 Other current assets          901      -         901      -             901
                          --------  -------  --------  --------     --------
                            71,389      -      71,389   (14,780)      56,609
Property, plant
 and equipment, net         56,173      -      56,173      -          56,173
Assets held for sale         7,180    7,180       -        -             -
Other assets                 7,720      -       7,720      -           7,720
                          --------  -------  --------  --------     --------
                          $142,462  $ 7,180  $135,282  $(14,780)    $120,502
                          ========  =======  ========  ========     ========

LIABILITIES &
 SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable         $ 36,226  $   -    $ 36,226  $ (2,000)(a) $ 34,226
 Accrued expenses            2,574      -       2,574      -           2,574
 Current maturities
  of long-term debt            359      -         359      -             359
                          --------  -------  --------  --------     --------
                            39,159      -      39,159    (2,000)      37,159
                          --------  -------  --------  --------     --------
Long-term debt              79,835    7,180    72,655   (12,780)(a)   59,875
                          --------  -------  --------  --------     --------
Shareholders' equity:
 Series A preferred stock    4,500      -       4,500      -           4,500
 Common equity              18,968      -      18,968      -          18,968
                          --------  -------  --------  --------     --------
                            23,468      -      23,468      -          23,468
                          --------  -------  --------  --------     --------
                          $142,462  $ 7,180  $135,282  $(14,780)    $120,502
                          ========  =======  ========  ========     ========

(a) to reflect the reduction in working capital items directly associated with the disposed of operations, and borrowings associated with such working capital item reductions.

(b) the analysis above does not consider the impact of the issuance of the $10.0 million loan from Enron North America Corp. that was funded on June 8, 2001 (i.e., the same date as the cold rolling and pickling assets sale), nor the future impact of the inventory management agreements that were also entered into with Enron North America Corp. by the Company during the second quarter of 2001.





                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTCO INC.


By:     /s/ Anthony J. Verkruyse
      -------------------------------------
      Anthony J. Verkruyse,
       Vice President & CFO

Date: June 20, 2001


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                                 EXHIBIT INDEX

These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K. Note that all of the Exhibits listed below are incorporated by reference to exhibits filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed on June 18, 2001:

 Exhibit No.                      Description
 -----------           ---------------------------------

4(ii)(a)(3):   Amendment No. 1 to Loan and Security Agreement dated June 8,
2001, by and among Congress Financial Corporation (Central), as Lender; Huntco Steel, Inc. and Midwest Products, Inc., as
Borrowers; and Huntco Inc., Huntco Nevada, Inc., and HSI
Aviation, Inc., as Guarantors.

4(ii)(a)(4):    Pledge Agreement dated June 8, 2001, executed by  Huntco
Nevada, Inc. in favor of Congress Financial Corporation
(Central), as Lender; similar pledge agreement executed in favor of Congress Financial Corporation (Central) by Huntco
Inc.

4(ii)(b)(1):    Loan Agreement by and among Enron North America Corp., Lender,
Huntco Steel, Inc., Borrower, and Huntco Inc., Huntco Nevada,
Inc., Midwest Products, Inc., and HSI Aviation, Inc. as additional obligors dated April 6, 2001.

4(ii)(b)(2):   First Amendment to Loan Agreement by and among Enron North
America Corp. as Lender, Huntco Steel, Inc. as Borrower, and
Huntco Inc., Huntco Nevada, Inc., Midwest Products, Inc., and
HSI Aviation, Inc. as additional obligors dated April 6, 2001.

4(ii)(b)(3):   Security Agreement dated April 6, 2001, executed by Huntco Inc.
in favor of Enron North America Corp., as Secured Party;
similar Security Agreements executed in favor of Enron North
America Corp. by each of Huntco Nevada, Inc., Huntco Steel,
Inc. and Midwest Products, Inc.

4(ii)(b)(4):   Pledge Agreement dated April 6, 2001, executed by  Huntco Inc., in favor of Enron North America Corp., as Lender; similar pledge agreement executed in favor of Enron North America
Corp. by Huntco Nevada, Inc.

4(ii)(c):      Intercreditor and Subordination Agreement dated June 8, 2001, by and among Congress Financial Corporation (Central) and Enron North America Corp., acknowledged by Huntco Steel, Inc.,
Huntco Inc., Huntco Nevada, Inc. and Midwest Products, Inc.

10(i)(a):      Huntco Inc. Class A common stock warrant dated June 8, 2001.

10(i)(b):     Registration Rights Agreement dated June 8, 2001, between the
Company and Enron North America Corp.

10(ii)(B)(1): Master Steel Purchase and Sale Agreement between Huntco Steel, Inc. and Enron North America Corp. dated April 6, 2001.

10(ii)(B)(2): Inventory Management Agreement Phase I dated April 6, 2001, by and between Enron North America Corp. and Huntco Steel, Inc.

10(ii)(B)(3): Inventory Management Agreement Phase II dated April 6, 2001, by and between Enron North America Corp. and Huntco Steel, Inc.

10(ii)(C)(1)   Asset Purchase Agreement dated as of April 30, 2001 by and among Huntco Steel, Inc., Huntco Inc., and Enron Industrial
Markets LLC, with respect to the Company's sale of its cold rolling and coil pickling operations.

10(ii)(C)(2): First Amendment to Asset Purchase Agreement dated June 8, 2001, by and among Enron Industrial Markets LLC, Huntco Steel, Inc.
and Huntco Inc., with respect to the Company's sale of its cold rolling and coil pickling operations.

10(ii)(C)(3)   Assignment of Contract dated June 8, 2001, by and among Enron
Industrial Markets LLC ("EIM") in favor of EBF LLC, whereby
EIM assigned its rights pursuant to that certain Asset
Purchase Agreement dated April 30, 2001, as amended on June 8,
2001, to EBF LLC; with Huntco Steel, Inc. and Huntco, Inc.
acknowledging their consent to the Assignment.